EXECUTION VERSION 1003890531v6 FIRST AMENDMENT FIRST AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “First Amendment”), dated as of February 2, 2018 among ATKORE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the Lenders and other financial institutions party hereto. Capitalized terms that are used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below (as amended by this First Amendment). W I T N E S S E T H : WHEREAS, the Borrower is party to the Amended and Restated First Lien Credit Agreement, dated as of December 22, 2016, by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders and other financial institutions party thereto (such Credit Agreement as amended, restated, amended and restated, modified and supplemented from time to time prior to the First Amendment Effective Date (as defined below), the “Credit Agreement”); WHEREAS, pursuant to Subsection 11.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to the First Amendment) and all of the Lenders directly and adversely affected by this First Amendment agree to the amendment of the Credit Agreement as set forth herein; NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION ONE - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Three hereof: (1) The following defined terms shall be added to Subsection 1.1 of the Credit Agreement in the appropriate alphabetical order: “2018 Increase Supplement”: the Increase Supplement (if any) delivered to the Administrative Agent as of the First Amendment Effective Date.

2 1003890531v6 “2018 Supplemental Term Loans”: term loans made on the First Amendment Effective Date by each Lender holding a Supplemental Term Loan Commitment pursuant to the 2018 Increase Supplement. “First Amendment”: the First Amendment to Amended and Restated First Lien Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto. “First Amendment Effective Date”: February 2, 2018. (2) The definition of Applicable Margin in Subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Applicable Margin”: in respect of Initial Term Loans (i) with respect to ABR Loans, 1.75% per annum, and (ii) with respect to Eurodollar Loans, 2.75% per annum. (3) The definition of Initial Term Loan in Subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Initial Term Loan”: shall mean (a) prior to the First Amendment Effective Date and the making of 2018 Supplemental Term Loans pursuant to the First Amendment and the 2018 Increase Supplement entered into on the First Amendment Effective Date, the Initial Term Loans made by the Lenders to the Borrower under Article II on the Restatement Effective Date and (b) on and after the First Amendment Effective Date and upon the making of the 2018 Supplemental Term Loans pursuant to the First Amendment and the 2018 Increase Supplement entered into on the First Amendment Effective Date, the Initial Term Loans made by the Lenders to the Borrower under Article II on the Restatement Effective Date as increased by the amount of the 2018 Supplemental Term Loans made on the First Amendment Effective Date. (4) The definition of LIBOR Rate in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following paragraph immediately following period (“.”) appearing at the end thereof: “If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 4.7 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 4.7 have not arisen but the supervisor for the

3 1003890531v6 administrator of the London Interbank Offered Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the London Interbank Offered Rate shall no longer be used for determining interest rates for loans in Dollars, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary herein, such amendment shall become effective without any further action or consent of any other party to this Agreement.” (5) The definition of Tranche in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following proviso prior to the period (“.”) appearing at the end thereof: “; provided that, the 2018 Supplemental Term Loans shall be considered part of the Initial Term Loans to which such 2018 Supplemental Term Loans are added pursuant to the definition of Initial Term Loan”. (6) Subsection 2.1(a) of the Credit Agreement is hereby amended by (i) deleting the text “(each, an “Initial Term Loan”)” from the first sentence in Subsection 2.1(a) and (ii) by inserting the text “as of the Restatement Effective Date” immediately following the text “of each Lender” in the last sentence in Subsection 2.1(a). (7) Subsection 2.2(b) of the Credit Agreement is hereby amended by inserting the text “and, following the First Amendment Effective Date, the First Amendment Effective Date” immediately after the text “Restatement Effective Date”. (8) Subsection 2.3 of the Credit Agreement is hereby amended by inserting the text “(or the First Amendment Effective Date, as applicable)” immediately after the text “Restatement Effective Date” in each place where such text appears. (9) Subsection 4.2 of the Credit Agreement is hereby amended by inserting the following new clause (c): (c) On the First Amendment Effective Date, the 2018 Supplemental Term Loans incurred on such date shall be allocated ratably to the then outstanding Initial Term Loan Borrowings of ABR Loans and Eurodollar Loans (based upon the relative amount that the aggregate principal amount of Initial Term Loans that are ABR Loans or Eurodollar Loans, respectively, outstanding on the date immediately prior to the First Amendment Effective Date bears to the aggregate principal amount of Initial Term Loans outstanding on the date immediately prior to the First Amendment Effective Date), with

4 1003890531v6 the effect that: (A) the 2018 Supplemental Term Loans allocated to Initial Term Loans that are Eurodollar Loans outstanding on the date immediately prior to the First Amendment Effective Date shall (x) be incurred pursuant to a single Borrowing of Eurodollar Loans under the Facility with an Interest Period equal in duration to the remainder of the Interest Period for such Eurodollar Loans, i.e. an Interest Period ending on March 29, 2018, and (y) be added to (and thereafter be deemed to constitute a part of) such Eurodollar Loans, and be subject to the same Adjusted LIBOR Rate (giving effect to the amendment to the definition of “Applicable Margin” as contemplated by the First Amendment) as such Eurodollar Loans to which they are added, in each case, for the remainder of the then applicable Interest Period, with interest beginning to accrue on such 2018 Supplemental Term Loans that are Eurodollar Loans on the First Amendment Effective Date notwithstanding the fact that as a result such 2018 Supplemental Term Loans may effectively have a shorter Interest Period than such existing Borrowing of such Eurodollar Loans to which they are added and (B) the 2018 Supplemental Term Loans allocated to Initial Term Loans that are ABR Loans outstanding on the date immediately prior to the First Amendment Effective Date shall (i) be incurred pursuant to a single Borrowing of ABR Loans under the Facility with interest commencing to accrue on such 2018 Supplemental Term Loans that are ABR Loans from the First Amendment Effective Date, and (ii) be added to (and thereafter be deemed to constitute part of) such ABR Loans, and be subject to the same Alternate Base Rate (giving effect to the amendment to the definition of “Applicable Margin” as contemplated by the First Amendment) as ABR Loans to which they are added, notwithstanding the fact that as a result such 2018 Supplemental Term Loans may effectively have a shorter Interest Period than such existing Borrowing of such ABR Loans to which they are added. The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of 2018 Supplemental Term Loans to ensure that all Lenders with Initial Term Loans outstanding on the date immediately prior to the First Amendment Effective Date (after giving effect to the incurrence of the 2018 Supplemental Term Loans) participate in each Borrowing of Initial Term Loans (as increased by the amount of the 2018 Supplemental Term Loans incurred on the First Amendment Effective Date). (10) Subsection 4.4(a) of the Credit Agreement is hereby amended by deleting the text “Restatement Effective Date” and inserting the text “First Amendment Effective Date” in lieu thereof. (11) Subsection 4.5(b) of the Credit Agreement is hereby amended by deleting the text “Restatement Effective Date” and inserting the text “First Amendment Effective Date” in lieu thereof, in each case, in each place in which such text appears. (12) Subsection 5.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5 1003890531v6 Purpose of Loans: The proceeds of Loans shall be used by the Borrower (i) in the case of the Initial Term Loans funded on the Closing Date, to effect, in part, the 2014 Transactions, and to pay certain fees and expenses relating thereto, (ii) in the case of the Initial Term Loans funded on the Restatement Effective Date, to effect, in part, the Transactions, and to pay certain fees and expenses relating thereto (iii) in the case of Initial Term Loans funded on the First Amendment Effective Date, to (1) prepay loans under the Senior ABL Facility (2) to finance the repurchase approximately 17 million shares of the Capital Stock of Atkore Group from CD&R Atkore Investor and (3) pay certain fees and expenses relating thereto and (iv) in the case of all other Loans, to finance the working capital, capital expenditures, business requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this Agreement. (13) Subsection 11.1(d) of the Credit Agreement is hereby amended by (x) replacing the word “and” at the end of clause (iv) thereof with “,” and (y) inserting the following text at the end of clause (vii) thereof: and (viii) to implement any changes contemplated by the definition of “LIBOR Rate” in Subsection 1.1 hereof with the consent of the Borrower and the Administrative Agent” SECTION TWO - Replacement of Non-Consenting Lenders. Concurrently with the effectiveness of this First Amendment, the Borrower shall be deemed to have exercised its rights, and to have provided notice to the Administrative Agent and each Non-Consenting Lender of its exercise of rights, under Subsection 11.1(g) of the Credit Agreement to require each Non-Consenting Lender to assign any portion of its Initial Term Loans as to which it has not approved this Amendment as of such time to Deutsche Bank AG New York Branch. By its execution of this First Amendment, Deutsche Bank AG New York Branch agrees to accept such assignments and approves this First Amendment in its capacity as the assignee of any such Initial Loans. SECTION THREE - Conditions to Effectiveness. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied: (1) the Borrower and Lenders constituting the Required Lenders (determined immediately prior to giving effect to the First Amendment) and all of the Lenders directly and adversely affected by this First Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of email or facsimile transmission) the same to the Administrative Agent;

6 1003890531v6 (2) the Borrower shall have paid, or cause to be paid (including by means of offsetting against the proceeds of the 2018 Supplemental Term Loans) to Deutsche Bank Securities Inc. (“DBSI”), fees pursuant to any fee letter between the Borrower and DBSI; (3) (x) the assignment fee and any other costs and expenses of each Non- Consenting Term Lender (including any costs payable under Subsection 4.12(c) of the Credit Agreement, if applicable) with respect to the assignment of its respective Initial Term Loans shall have been paid in full (including by means of offsetting against the proceeds of the 2018 Supplemental Term Loans), (y) the Initial Term Loans of each Non-Consenting Term Lender shall have been assigned to an assignee Lender in accordance with Subsection 11.1(g)(A) of the Credit Agreement and (z) all accrued and unpaid interest on all Initial Term Loans of each Non- Consenting Term Lender shall have been paid in full by the assignee Lender to such Non- Consenting Lender in accordance with Subsection 11.1(g)(A) of the Credit Agreement; and (4) The Administrative Agent shall have received customary secretary’s certificates related to organizational documents, resolutions and officer incumbency, as well as good standing certificates (or similar document to the extent relevant in the applicable jurisdiction of organization), with respect to each Loan Party. SECTION FOUR - Representations and Warranties; No Default. In order to induce the Lenders to consent to this First Amendment, the Borrower represents and warrants to each of the Lenders and the Agents that on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default exists as of the First Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents, as applicable, are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Borrower or (B) any Requirement of Law applicable to the Borrower or result in a breach of any provision of any Contractual Obligation of the Borrower in any respect that would reasonably be expected to have a Material Adverse Effect.

7 1003890531v6 SECTION FIVE - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This First Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All Supplemental Term Loan Commitments pursuant to the 2018 Increase Supplement shall constitute “Incremental Term Loan Commitments” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. SECTION SIX - DEFINITIONS. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. “Non-Consenting Term Lender”: shall mean each Term Lender that has not executed and delivered a counterpart of the First Amendment and has been replaced pursuant to Subsection 11.1(g) of the Credit Agreement in connection with its failure to so consent. SECTION SEVEN - Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment. SECTION EIGHT - Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written. ATKORE INTERNATIONAL, INC. By: _/s/ James A. Mallak____________________ Name: James A. Mallak Title: Vice President and Chief Financial Officer

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent By: /s/ Marcus Tarkington Name: Marcus Tarkington Title: Director By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] Each Guarantor acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of the 2018 Supplemental Term Loans. Each Guarantor further acknowledges and agrees that all Obligations with respect to the First Amendment and the 2018 Supplemental Term Loans shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof. GUARANTORS: AFC CABLE SYSTEMS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President ALLIED TUBE & CONDUIT CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President AMERICAN PIPE & PLASTICS HOLDINGS GROUP, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President AMERICAN PIPE AND PLASTICS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] ATKORE INTERNATIONAL HOLDINGS INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer ATKORE PLASTIC PIPE CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President ATKORE STEEL COMPONENTS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer FLEXHEAD INDUSTRIES, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President GEORGIA PIPE COMPANY By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President SPRINKFLEX, LLC By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] TKN, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer UNISTRUT INTERNATIONAL CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President WPFY, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer

[Atkore – First Amendment to Amended and Restated First Lien Credit Agreement] CALPIPE INDUSTRIES, LLC By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Office